Exhibit 10(a)

                          QUOTA SHARE

              REINSURANCE RETROCESSIONAL AGREEMENT

                            BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY



    This agreement made by and between Employers Mutual Casualty Company ("Employers") and EMC Reinsurance Company ("EMC Re").


                         ARTICLE I

             EMC Re is an affiliate of Employers and was formed by Employers for the sole purpose of engaging in the business of reinsurance.

        It is the intention of the parties hereto that EMC Re will solicit, underwrite, and assume reinsurance risks in a mode of operation similar to that heretofore conducted by Employers, and that consistent therewith, EMC Re will gradually assume by means of this Quota Share Agreement, the major portion of the reinsurance assumed business of Employers as is in force or as may be placed in force by Employers.


                         ARTICLE II

             Excluded from this Quota Share Agreement at its inception are:
(1) all direct insurance business written by Employers and its affiliated companies; (2) all involuntary insurance or reinsurance business written by Employers and classed by Employers as "facilities business"; (3) facultative reinsurance assumed contracts; (4) intercompany reinsurance contracts between Employers and its affiliated companies; (5) reinsurance assumed contracts that have been terminated or are in the process of termination.




                         ARTICLE III

             Pursuant to and subject to the foregoing, Employers hereby cedes and transfers to EMC Re, and EMC Re hereby accepts, a quota share portion of the reinsurance contracts on which Employers is subject to liability which were outstanding and in force as of 12:01 a.m. January 1, 1981, or which were issued thereafter, or as shall be issued hereafter, in accordance with the Assumption Addendum attached hereto. Such liability shall include reserves for unearned premiums, outstanding loss and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include liabilities incurred in connection with investment transactions. Employers hereby assigns and transfers to EMC Re amounts equal to the aggregate of the liabilities quota shared as above, less a commission for the prepaid expenses of Employers.

                         ARTICLE IV

             Employers shall not be prejudiced in any way by any error or omission through accident or oversight resulting in a failure to accurately or fully cede, report, or recover with respect to this Quota Share Agreement, but any such error or omission shall be corrected immediately upon discovery.

                         ARTICLE V


             This agreement is a continuing one and is unlimited as to duration, but may be terminated as of the end of any calendar year upon ninety days prior written notice; or may be otherwise terminated by agreement of the parties.





                         ARTICLE VI

     Each of the parties hereto agrees that the reinsurance business quota shared hereunder shall be payable by EMC Re on the basis of the liability of Employers under the contracts reinsured without diminution because of the insolvency of Employers; provided that such reinsurance shall be payable directly to Employers or its liquidator, receiver or such other statutory successor, except as provided by Section 315 of new
York Insurance Law, or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where EMC Re, with the consent of the direct reinsured company, has assumed such contract obligations of Employers as direct obligations of EMC Re to the payees under wich reinsurance contracts and in substitution for the obligations of Employers to such payees; and further provided that the liquidator, receiver or statutory successor of Employers shall give written notice of the pendency of any claim against Employers on such contracts with any reasonable time after such claim; and EMC Re may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be ajudicated in the defense or defenses which it may deem available to Employers or its liquidator, receiver or statutory successor, the expense thus incurred by EMC Re to be chargable, subject to court approval, against Employers as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Employers solely as a result of the defense undertaken by EMC Re.

        Executed by the parties hereto the day and year as reflected in the Assumption Addendum attached hereto.

                          ASSUMPTION ADDENDUM

                                 TO

                             QUOTA SHARE

                REINSURANCE RETROCESSIONAL AGREEMENT

                               BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY




             This agreement shall incept as 12:01 a.m. on the date executed by the parties hereto. The parties to this agreement mutually agree that as of its inception, the quota share portion of the net liabilities of Employers as 12:01 a.m. January 1, 1981 ceded to and assumed by EMC Re shall be five percent.

Executed by the parties hereto this 10th day of June, 1981.



                    Employers Mutual Casualty Company



                    By:/s/ Robb B. Kelley
                    --------------------------------------
                    Robb B. Kelley, President




                    EMC Reinsurance Company



                    By:/s/ Richard E. Haskins
                    --------------------------------------
                    Richard E. Haskins, President

                         AMENDMENT #1

                              TO

                      ASSUMPTION ADDENDUM

                              TO

                          QUOTA SHARE

              REINSURANCE RETROCESSIONAL AGREEMENT

                            BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


    The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m. January 1, 1982 ceded to and assumed by EMC Re shall be twenty-five percent.

    Executed by the parties hereto this 3rd day of January, 1982.






                       Employers Mutual Casualty Company


                       By:/s/ Robb B. Kelley
                       ------------------------------
                       Robb B. Kelley, President




                       EMC Reinsurance Company



                       By:/s/ Richard E. Haskins
                       ------------------------------
                       Richard E. Haskins, President

                          AMENDMENT #2


                               TO

                      ASSUMPTION ADDENDUM

                               TO

                           QUOTA SHARE

              REINSURANCE RETROCESSIONAL AGREEMENT

                             BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


     The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.
January 1, 1983 ceded to and assumed by EMC Re shall be fifty percent.

     Executed by the parties hereto this 18th day of March, 1983.






                        Employers Mutual Casualty Company



                        By:/s/ George W. Kochheiser
                        ------------------------------
                        George W. Kochheiser, President




                        EMC Reinsurance Company



                        By:/s/ Richard E. Haskins
                        ------------------------------
                        Richard E. Haskins, President

                          AMENDMENT #3

                               TO

                      ASSUMPTION ADDENDUM

                               TO

                          QUOTA SHARE

              REINSURANCE RETROCESSIONAL AGREEMENT

                            BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


    The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.
January 1, 1984 ceded to and assumed by EMC Re shall be seventy-five percent.

    Executed by the parties hereto this 3rd day of January, 1984.






                          Employers Mutual Casualty Company



                          By:/s/ Robb B. Kelley
                          -------------------------------
                          Robb B. Kelley, Chairman & CEO




                          EMC Reinsurance Company



                          By:/s/ Richard E. Haskins
                          -------------------------------
                          Richard E. Haskins, President

                           AMENDMENT #4

                                TO

                        ASSUMPTION ADDENDUM

                                TO

                            QUOTA SHARE

               REINSURANCE RETROCESSIONAL AGREEMENT

                              BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


     The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m.
January 1, 1988 ceded to and assumed by EMC Re shall be ninety-five percent.

     Executed by the parties hereto this 9th day of March, 1988.






                      Employers Mutual Casualty Company



                      By:/s/ Robb B. Kelley
                      ------------------------------
                      Robb B. Kelley, Chairman & CEO




                      EMC Reinsurance Company



                      By:/s/ Richard E. Haskins
                      ------------------------------
                      Richard E. Haskins, President

                          ENDORSEMENT #1

                               TO

                           QUOTA SHARE

              REINSURANCE RETROCESSIONAL AGREEMENT

                             BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY

   It is understood and agreed by and between the parties as follows:

        1. Certain business subject to this agreement and ceded hereunder was protected by pro-rata and excess of loss reinsurances; such reinsurances to enure to the benefit of the parites as their interests appear herein.

        2. Such reinsurances were represented to be collectable; there was no intent to transfer to the reinsurer the credit risk of non-collectable reinsurances other than as would be deemed incidental; and there was no consideration contemplated nor given for the assumption of such credit risk.

        3. At various times during the pendency of this agreement the parties have come to perceive that recoverables from on such reinsurer, Transit Casualty Company, were becoming of doubtful collectability, and the parties began a scheduled "write down" of receivables from that source as their interests appeared in order to recognize the degree of doubt perceived.

        4. The parties have now determined that no part of such receivables from Transit Casualty Company are collectable, and that the entire account should be written off as a bad debt.

        5. The parties further recognize that the combination of a) increases in the percentages of business ceded hereunder, and b) the more than 200 percent growth in the loss amounts now recognized as non-recoverable from Transit, have exacerbated the adverse affects upon EMC Re hereunder to the point of severely reducing EMC Re's surplus, and to the frustration of the purpose of this contract and to the goals of the parties when it was drafted.

   Now therefore, in consideration of the foregoing, the parties agree as follows:

        1. EMC Re will pay Employers in full the outstanding portion of its 95% pro-rata part of the Transit Casualty Company scheduled write off as booked through September 30, 1988, in the amount of 95% of $2,650,000.

        2. Employers Mutual Casualty Company will retain (in addition to its 5% quota share portion), and hereby releases EMC Re from liability therefore, any additional non-recoverable sums now due or in the future recognized as necessary to be written off, applicable not only to Transit but to any other non-collectable reinsurance protections on business subject to this quota share agreement, from its inception.

   Executed by the parties hereto this 6th day of December, 1988.



                       Employers Mutual Casualty Company


                       By:  /s/ Robb B. Kelley
                       ------------------------------
                       Robb B. Kelley, Chairman & CEO




                       EMC Reinsurance Company


                       By:  /s/ Richard E. Haskins
                       ------------------------------
                       Richard E. Haskins,  President

                 COMMUTATION AGREEMENT AND RELEASE

        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of September 30, 1989 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine the liabilities of the Reinsurer thereunder for losses occurring during all years prior to 12:01 A.M., January 1, 1981, and

        WHEREAS, by reason of which settlement agreement there is due and owing to the Company from the Reinsurer the sum of $2,982,882.00,

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $2,982,882.00, the Company has released and discharged, and by these presents does for itself, its successors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, and only as respects, losses occurring during any and all years prior to 12:01 A.M., January 1, 1981.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 5th day of December, 1989.


                        EMPLOYERS MUTUAL CASUALTY COMPANY


                         By  /s/ George W. Kochheiser
                         -----------------------------
                         George W. Kochheiser
                         President


                         EMC REINSURANCE COMPANY

                         By  /s/ Richard E. Haskins
                         -----------------------------
                         Richard E. Haskins
                         President

                          ENDORSEMENT #2

                                TO

                           QUOTA SHARE

               REINSURANCE RETROCESSIONAL AGREEMENT

                              BETWEEN

  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY




    It is understood and agreed by and between the parties as follows:

    Effective January 1, 1993 Article III of the Quota Share is amended by adding the follosing additional paragraph:

       Notwithstanding the foregoing terms, it is agreed that the maximum liability transferred to EMC Re for loss resulting from any one occurrence, including reinstatement premium costs resulting from such occurrence, is limited to $1,000,000. As consideration to Employers for this per occurrence limitation, it is agreed that EMC Re shall allow Employers an additional ceding commission of 5.25%

    Executed by the parties this 2nd day of December, 1992.


                           Employers Mutual Casualty Company


                           by  /s/ Bruce G. Kelley
                           ---------------------------------


                           EMC Reinsurance Company

                           by  /s/ Dean P. McClaflin
                           ---------------------------------

                 COMMUTATION AGREEMENT AND RELEASE


        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of June 30, 1993 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine final liabilities of the Reinsurer thereunder for losses originating from the business written by Russell Reinsurace Services, Inc., and

        WHEREAS, by reason of such settlement agreement there is due and owing to the Company from the Reinsurer the sum $17,806,179.

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $17,806,179, the Company has released and discharged, and by these presents does for itself, its successors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, all business originating through Russell Reinsurance Services, Inc.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 29th day of July, 1993.


                         EMPLOYERS MUTUAL CASUALTY COMPANY


                         By  /s/ Bruce G. Kelley
                         -----------------------------
                         Bruce G. Kelley
                         President


                         EMC REINSURANCE COMPANY


                         By  /s/ Dean P. McClaflin
                         -----------------------------
                         Dean P. McClaflin
                         President

                 COMMUTATION AGREEMENT AND RELEASE


        This Agreement entered into by and between Employers Mutual Casualty Company (the "Company") and EMC Reinsurance Company (the "Reinsurer") and shall be effective as of October 31, 1993 (the "commutation date").

        WHEREAS, the parties have entered into a certain quota share reinsurance contract effective from January 1, 1981, and remaining in full force and effect, and

        WHEREAS, the Company and the Reinsurer desire to settle, adjust and determine final liabilities of the Reinsurer thereunder for losses originating from the business written by Improved Risk Mutual, and

        WHEREAS, by reason of such settlement agreement there is due and owing to the Company from the Reinsurer the sum of $2,619,776.

        NOW, THEREFORE, in consideration of the payment to the Company by the Reinsurer of $2,619,776, the Company has released and discharged, and by these presents does for itself, its successors and assigns, release and discharge the Reinsurer with respect to any contractual obligations under the aforesaid quota share reinsurance contract as respects, all business originating through Improved Risk Mutual.

        IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate this 1st day of December, 1993.



                         EMPLOYERS MUTUAL CASUALTY COMPANY


                         By  /s/ Bruce G. Kelley
                         -----------------------------
                         Bruce G. Kelley
                         President


                         EMC REINSURANCE COMPANY


                         By  /s/ Dean P. McClaflin
                         -----------------------------
                         Dean P. McClaflin
                         President

                          ENDORSEMENT #3
                               TO
                           QUOTA SHARE
               REINSURANCE RETROCESSIONAL AGREEMENT
                             BETWEEN
  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


     It is understood and agreed by and between the parties as follows:

       Effective January 1, 1997, the last paragraph of Article III of the Quota Share found in Endorsement #2 is changed to read as follows:

       Notwithstanding the foregoing terms, it is agreed that the maximum liability transferred to EMC Re for loss resulting from any one occurrence, including reinstatement premium costs resulting from such occurrence, is limited to $1,500,000. As consideration to Employers for this per occurrence limitation, it is agreed that EMC Re shall allow Employers an override commission of 5.00% plus .25% (fronting fee) equaling 5.25%.

     Executed by the parties this 7th day of January, 1997.


                           Employers Mutual Casualty Company

                           By:/s/Bruce G. Kelley
                              ------------------------------

                           EMC Reinsurance Company

                           By:/s/Ronnie D. Hallenbeck
                              ------------------------------

                          AMENDMENT #5
                               TO
                       ASSUMPTION ADDENDUM
                               TO
                          QUOTA SHARE
               REINSURANCE RETROCESSIONAL AGREEMENT
                            BETWEEN
  EMPLOYERS MUTUAL CASUALTY COMPANY AND EMC REINSURANCE COMPANY


    The parties to this agreement mutually agree that the quota share portion of the net liabilities of Employers at 12:01 a.m. January 1, 1997 ceded to and assumed by EMC Re shall be one hundred percent.

    Executed by the parties hereto this 7th day of January, 1997.




                             Employers Mutual Casualty Company

                             By:/s/Bruce G. Kelley
                                ------------------------------

                             EMC Reinsurance Company

                             By:/s/Ronnie D. Hallenbeck
                                -----------------------------

                                                   Exhibit 10 (c)


                         EMPLOYERS MUTUAL COMPANIES

                       REINSURANCE POOLING AGREEMENT

                                  BETWEEN

                     EMPLOYERS MUTUAL CASUALTY COMPANY

                                    AND

                    CERTAIN OF ITS AFFILIATED COMPANIES

                    REWRITTEN EFFECTIVE JANUARY 1, 1987

                          REINSURANCE POOLING AGREEMENT

     This Agreement made by and between Employers Mutual Casualty Company and certain of its affiliated or subsidiary companies such as are signatory hereto by means of exhibits setting forth the interests and liabilities of the parties, attached hereto and made a part of this Agreement. Employers Mutual Casualty Company is hereinafter referred to as "EMC", and the other companies signatory hereto are hereinafter referred to as the "Affiliated Companies" or as the "Affiliated Company", as the context requires.

     EMC and each Affiliated Company signatory to the Pooling Agreement agree to honor the terms set forth herein as if this Agreement were solely between EMC and each such Affiliated Company. Balances payable to or recoverable from EMC and any such Affiliated Company shall not serve to offset any balances payable to or recoverable from any other Affiliated Company signatory to this Agreement. Reports and remittances between EMC and each Affiliated Company shall be in sufficient detail to identify the individual premium and loss obligation of each party to the other.

                            ARTICLE I

     The Companies are engaged in the insurance business and maintain a mutual business relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business then in force as of 12:01 A.M. of the date signatory hereto, and thereafter to share in the fortunes of their pooled insurance business.

                            ARTICLE II

     EMC hereby reinsures and the Affiliated Company hereby cedes and transfers to EMC all liabilities incurred under or in connections with all contracts and policies of insurance issued by the Affiliated Company outstanding and in force as of 12:01 A.M. of the date signatory hereto, or thereafter issued by it. Such liabilities shall include the Affiliated Company's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses as evidenced by the Affiliated Company's books and records, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income
Taxes, or liabilities incurred in connection with their respective investment transactions.

                            ARTICLE III

     The Affiliated Company hereby assigns and transfers to EMC all right, title and interest in and to reinsurance outstanding and in force with respect to the liabilities reinsured by EMC under Article II hereof.


                            ARTICLE IV

     The Affiliated Company assigns and transfers to EMC amounts equal to the aggregate of all of its liabilities reinsured by EMC under Article II hereof, less a commission allowance equal to the prepaid expenses of the Affiliated Company but not in excess of 40 percent of the Affiliated Company's combined ratio on a trade basis. Prepaid expenses is defined as those expenses records in column 2, part 4, of the Underwriting and Expense Exhibit of the Affiliated Company's convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

                            ARTICLE V

     The Affiliated Company hereby reinsures, and EMC hereby cedes and transfers to the Affiliated Company a portion of its net liabilities under all contracts and policies of insurance (including those reinsured by EMC under Article II hereof) on which EMC is subject to liability and which are outstanding and in force as of 12:01 A.M. of the date signatory hereto, or are issued thereafter, in accordance with the exhibit attached hereto to which the Affiliated Company is a signatory party. Such liabilities shall include reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities in connection with investment transactions.

                            ARTICLE VI

     EMC hereby assigns and transfers to the Affiliated Company amounts equal to the aggregate of all liabilities of EMC reinsured by the Affiliated Company under contracts and policies of insurance which are outstanding and in force as of 12:01 A.M. of the date signatory hereto under Article V hereof, less a commission allowance equal to the prepaid expenses of EMC but not in excess of 40 percent of EMC's combined ratio on a trade basis. Prepaid expenses is defined as those expenses recorded in column 2, part 4, of the Underwriting and Expense Exhibit of EMC's convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

                            ARTICLE VII

     EMC agrees to pay to the Affiliated Company it respective participation of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expense and other underwriting and administrative expenses (with the exceptions noted in Articles II and V hereof) of the companies, less all losses and expense recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-rated between the parties on the basis of their respective participations as reflected in the aforesaid exhibit.

                            ARTICLE VIII

     The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by reciprocal obligation so that the net amount only shall be required to be transferred, except no offset shall be valid under circumstances prohibited by Section 7472, New York Insurance
Laws. An accounting on all transactions shall be rendered quarterly, and the settling of balances shall be made within 30 days after the rendering of the quarterly reports. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the convention form of annual statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies.

                            ARTICLE IX

     The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of insurance.

                            ARTICLE X

     This Agreement is a continuing one and is unlimited as to duration but may be terminated upon mutual consent or by 30 day prior written notice by either party.

                            ARTICLE XI

     Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except as provided by
Section 4118 of New York Insurance Law or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with consent of the direct insured or insureds, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or it liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval against the insolvent ceding insurer as part of the expense of liquidation to the extent of proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.

                            ARTICLE XII

     Each party shall allow the other party to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including files concerning claims, losses, or legal proceedings which involve or are likely to involve the other party.

                            ARTICLE XIII

A. As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Des Moines, Iowa, unless otherwise agreed.

B. The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

C. The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant's brief and the claimant may submit a reply brief within 10 days after receipt of the respondent's brief.

D. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

E. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

                            ARTICLE XIV

     By execution of this Agreement, the parties hereto simultaneously terminate any and all reinsurance agreements by and between them heretofore existing, upon the understanding that this Agreement shall supersede and exist in substitution for any such prior agreements.

     Executed by the parties hereto the day and year as reflected in the exhibit attached hereto.

                       ADDENDUM #I TO
                   EMC INSURANCE COMPANIES
                REINSURANCE POOLING AGREEMENT
                          BETWEEN
              EMPLOYERS MUTUAL CASUALTY COMPANY
                            AND
             CERTAIN OF ITS AFFILIATED COMPANIES

This Pooling Agreement is amended by adding Article XV thereto, with effect from January 1, 1993, as follows:

                        ARTICLE XV

        Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that the voluntary reinsurance assumed business written by EMC and heretofore ceded to the Affiliated Companies under this Pooling Agreement, is hereafter not "contracts and policies of insurance" as used in this agreement, and is not business subject to cession and transfer by EMC to the Affiliated Companies.

On January 1, 1993, EMC and the Affiliated Companies shall make such asset and reserve transfers as are required to give effect to the provisions of this
Article XV.

This Pooling Agreement is further amended by substituting "EMC Insurance Companies" for "Employers Mutual Companies" wherever it appears, consistent with and pursuant to action of the Board of Directors effecting this name change.

               INTEREST AND LIABILITIES EXHIBIT # II
                   TO EMPLOYERS MUTUAL COMPANIES
                   REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 3% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

           American Liberty Insurance Company              5  %
           Dakota Fire Insurance Company                   3  %
           EMCASCO Insurance Company                       8  %
           Illinois EMCASCO Insurance Company              6  %
           Union Mutual Insurance Company
             of Providence                                 2.5%
                                                         -----
                                                          24.5%
           EMC's Net Retained Portions of
             its Net Liabilities is                       75.5%
                                                         -----
                                                         100.0%

Executed by the parties hereto this 25th day of November, 1986.

                            Employers Mutual Casualty Company

                            By:/s/Richard E. Haskins
                               --------------------------
                            Dakota Fire Insurance Company

                            By:/s/Robb B. Kelley
                               --------------------------

                          AMENDMENT # I TO
              INTEREST AND LIABILITIES EXHIBIT # II
                  TO EMPLOYERS MUTUAL COMPANIES
                  REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 5% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

           American Liberty Insurance Company               5  %
           Dakota Fire Insurance Company                    5  %
           EMCASCO Insurance Company                        9  %
           Illinois EMCASCO Insurance Company               8  %
           Union Mutual Insurance Company
             of Providence                                  2.5%
                                              29.5%       -----

           EMC's Net Retained Portions of
             its Net Liabilities is                        70.5%
                                                          -----
                                                          100.0%

Executed by the parties hereto this 20th day of December, 1991.

                             Employers Mutual Casualty Company

                             By:/s/Richard E. Haskins
                                ------------------------------
                             Dakota Fire Insurance Company

                             By:/s/Bruce G. Kelley
                                ------------------------------

                        ENDORSEMENT NO. I
                              TO
              REINSURANCE POOLING AGREEMENT BETWEEN
 DAKOTA FIRE INSURANCE CO. AND EMPLOYERS MUTUAL CASUALTY COMPANY

     Whereby Dakota Fire Insurance Company does not desire to become licensed in the State of Iowa which disallows credits taken by Employers Mutual Casualty Company in their financial statements for unearned premium reserve and loss reserve for reinsurance ceded to Dakota Fire Insurance Company. In consideration of continuing with a reinsurance program between the companies, Dakota Fire Insurance Company does place the Bond and Corporate Note portion of their Custodial Account Number 1929009 at the Bankers Trust Company, Des Moines, Iowa, under the control of Employers Mutual Casualty Company. The market value of the account exceeds $9,000,000 and that amount or a greater amount will be maintained there during the life of this Agreement.

     It is further agreed that there will be no bonds cashed by Employers Mutual casualty Company for their benefit unless Dakota Fire Insurance Company defaults on the reinsurance contract.

     This contract may be terminated by either party at such a time as may be mutually agreeable.

     Executed by the parties hereto 25th Day of November 1986.

                              DAKOTA FIRE INSURANCE COMPANY

                              By:/s/Robb B. Kelley
                                 ------------------------------
                              EMPLOYERS MUTUAL CASUALTY COMPANY

                              By:/s/Richard E. Haskins
                                 ------------------------------

                       ENDORSEMENT NO. II
                              TO
         REINSURANCE POOLING AGREEMENT BETWEEN DAKOTA FIRE AND
                EMPLOYERS MUTUAL CASUALTY COMPANY

Endorsement No. I is hereby deleted from this Agreement.

Executed by the Parties this 4th day of March, 1993.

                          Employers Mutual Casualty Company

                          By:/s/Fred A. Schiek
                             ------------------------------
                          Dakota Fire Insurance Company

                          By:/s/Bruce G. Kelley
                             ------------------------------

        AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  II

                   TO EMC INSURANCE COMPANIES

                  REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                           Employers Mutual Casualty Company

                           By:/s/Bruce G. Kelley
                              ------------------------------
                           Dakota Fire Insurance Company

                           By:/s/Fred A. Schiek
                              ------------------------------

                     AMENDMENT #III TO
           INTEREST AND LIABILITIES EXHIBIT #II
                TO EMC INSURANCE COMPANIES
               REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%

                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%

                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                          Employers Mutual Casualty Company

                          By: /s/Bruce G. Kelley
                              -----------------------------


                          Dakota Fire Insurance Company

                          By: /s/Fred A. Schiek
                              -----------------------------

              INTEREST AND LIABILITIES EXHIBIT #III
                  TO EMPLOYERS MUTUAL COMPANIES
                  REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfer to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

               American Liberty Insurance Company        5  %
               Dakota Fire Insurance Company             3  %
               EMCASCO Insurance Company                 8  %
               Illinois EMCASCO Insurance Company        6  %
               Union Mutual Insurance Company
                 of Providence                           2.5%
                                                       -----
                                                        24.5%

                EMC's Net Retained Portions of
                 its Net Liabilities is                 75.5%
                                                       -----
                                                       100.0%

Executed by the parties hereto this 25th day of November, 1986.

                          EMPLOYERS MUTUAL CASUALTY COMPANY

                          By:/s/Richard E. Haskins
                             -------------------------------
                          ILLINOIS EMCASCO INSURANCE COMPANY

                          By:/s/Robb B. Kelley
                             -------------------------------

                      AMENDMENT # I TO
           INTEREST AND LIABILITIES EXHIBIT # III
               TO EMPLOYERS MUTUAL COMPANIES
               REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

               American Liberty Insurance Company       5  %
               Dakota Fire Insurance Company            5  %
               EMCASCO Insurance Company                9  %
               Illinois EMCASCO Insurance Company       8  %
               Union Mutual Insurance Company
                 of Providence                          2.5%
                                                      -----
                                                       29.5%

               EMC's Net Retained Portions of
                 its Net Liabilities is                70.5%
                                                      -----
                                                      100.0%

Executed by the parties hereto this 20th day of December, 1991.


                          Employers Mutual Casualty Company

                          By:/s/Richard E. Haskins
                             -------------------------------
                          Illinois EMCASCO Insurance Company

                          By:/s/Bruce G. Kelley
                             -------------------------------

      AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  III

                TO EMC INSURANCE COMPANIES

               REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                           Employers Mutual Casualty Company

                           By:/s/Bruce G. Kelley
                              -------------------------------
                           Illinois EMCASCO Insurance Company

                           By:/s/Fred A. Schiek
                              -------------------------------

                     AMENDMENT #III TO
           INTEREST AND LIABILITIES EXHIBIT #III
                TO EMC INSURANCE COMPANIES
               REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%

                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%

                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                          Employers Mutual Casualty Company

                          By: /s/Bruce G. Kelley
                              ------------------------------


                          Illinois EMCASCO Insurance Company

                          By: /s/Fred A. Schiek
                              ------------------------------

              INTEREST AND LIABILITIES EXHIBIT #IV
                TO EMPLOYERS MUTUAL COMPANIES
                REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987. The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

                American Liberty Insurance Company         5  %
                Dakota Fire Insurance Company              3  %
                EMCASCO Insurance Company                  8  %
                Illinois EMCASCO Insurance Company         6  %
                Union Mutual Insurance Company
                  of Providence                            2.5%
                                                         -----
                                                          24.5%

                EMC's Net Retained Portions of
                  its Net Liabilities is                  75.5%
                                                         -----
                                                         100.0%

Executed by the parties hereto this 25th day of November, 1986.

                            Employers Mutual Casualty Company

                            By:/s/Richard E. Haskins
                               ------------------------------
                            EMCASCO Insurance Company

                            By:/s/Robb B. Kelley
                               ------------------------------

                        AMENDMENT # I TO
             INTEREST AND LIABILITIES EXHIBIT # IV
                 TO EMPLOYERS MUTUAL COMPANIES
                 REINSURANCE POOLING AGREEMENT

      In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 9% of EMC's net liabilities, pursuant to Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

              American Liberty Insurance Company       5  %
              Dakota Fire Insurance Company            5  %
              EMCASCO Insurance Company                9  %
              Illinois EMCASCO Insurance Company       8  %
              Union Mutual Insurance Company
                of Providence                          2.5%
                                                     -----
                                                      29.5%

              EMC's Net Retained Portions of
                its Net Liabilities is                70.5%
                                                     -----
                                                     100.0%

Executed by the parties hereto this 20th day of December, 1991.


                           Employers Mutual Casualty Company

                           By:/s/Richard E. Haskins
                              ------------------------------
                           EMCASCO Insurance Company

                           By:/s/Bruce G. Kelley
                              ------------------------------

      AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  IV

               TO EMC INSURANCE COMPANIES

              REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                           Employers Mutual Casualty Company

                           By:/s/Bruce G. Kelley
                              ------------------------------
                           EMCASCO Insurance Company

                           By:/s/Fred A. Schiek
                              ------------------------------

                     AMENDMENT #III TO
           INTEREST AND LIABILITIES EXHIBIT #IV
                TO EMC INSURANCE COMPANIES
               REINSURANCE POOLING AGREEMENT


     This Amendment is effective January 1, 1997.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

    American Liberty Insurance Company                      5  %
    Dakota Fire Insurance Company                           5  %
    EMCASCO Insurance Company                               9  %
    Hamilton Mutual Insurance Company of Cincinnati, Ohio   5  %
    Illinois EMCASCO Insurance Company                      8  %
    Union Insurance Company of Providence                   2.5%

                                                          -----
                                                           34.5%

    EMC's Net Retained Portion of its Net Liabilities is   65.5%

                                                          -----
                                                          100.0%

    Executed by the parties hereto this 26th day of March, 1997.


                          Employers Mutual Casualty Company

                          By: /s/Bruce G. Kelley
                              -----------------------------


                          EMCASCO Insurance Company

                          By: /s/Fred A. Schiek
                              -----------------------------